Description of the Business	12 Months Ended
Dec. 31, 2024
Description of the Business
Description of the Business

1. Description of the Business

GlycoMimetics, Inc. (the Company), a Delaware corporation, was incorporated in 2003. The Company was previously developing a pipeline of proprietary glycomimetics, which are small molecules that mimic the structure of carbohydrates involved in important biological processes, to inhibit disease-related functions of carbohydrates such as the roles they play in cancers and inflammation. In July 2024, following feedback from the U.S. Food and Drug Administration (FDA), the Company determined that the regulatory path forward for its lead product candidate, uproleselan, for the treatment of relapsed and refractory acute myeloid leukemia would require an additional clinical trial. The decision to not conduct an additional clinical trial did not relate to any safety or medical issues or negative regulatory feedback related to the Company’s programs. In order to conserve its cash resources, in July 2024 the Company reduced its workforce by approximately 80%. The Company also initiated a strategic review of its business in an effort to maximize shareholder value.

Following the strategic review, on October 28, 2024 the Company entered into an Agreement and Plan of Merger and Reorganization (the Merger Agreement) with Crescent Biopharma, Inc., a Delaware corporation (Crescent), pursuant to which Crescent will become a wholly owned subsidiary of the Company (the Merger). Upon completion of the Merger, the Company plans to operate under the name Crescent Biopharma, Inc. The Merger is expected to close in the late second quarter of 2025, subject to certain closing conditions, including, among other things, approval by the stockholders of each company and the satisfaction of customary closing conditions.

Concurrently with the execution and delivery of the Merger Agreement, certain institutional and accredited investors have entered into a securities purchase agreement (the Purchase Agreement) with the Company, pursuant to which they have agreed, subject to the terms and conditions of such agreements, to purchase, immediately following the consummation of the Merger, shares of the Company’s common stock and pre-funded warrants (together, the PIPE Securities) for an aggregate purchase price of approximately $200.0 million in a private placement (the Private Placement). The closing of the Private Placement is conditioned on the satisfaction or waiver of the conditions set forth in the Merger Agreement (in addition to other customary closing conditions) and is expected to occur immediately following the closing of the Merger.

Pursuant to the exchange ratio formula set forth in the Merger Agreement, upon the closing of the Merger (but prior to closing of the Private Placement described below), on a pro forma basis and based upon the number of shares of common stock of the Company expected to be issued in the Merger, pre-Merger Crescent stockholders will own approximately 86.2% of the combined company and pre-Merger stockholders of the Company will own approximately 13.8% of the combined company. After giving further effect to the Private Placement, the pre-Merger Crescent stockholders (inclusive of those investors participating in the Private Placement) are expected to own approximately 96.9% of the combined company and the pre-Merger stockholders of the Company are expected to own approximately 3.1% of the combined company. The exchange ratio will be adjusted to the extent that the Company’s net cash at closing of the Merger is less than $1.0 million and will be based on the amount of proceeds actually received by the Company in the Private Placement.